SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                 -----------------

                        DWS Gold & Precious Metals Fund

The Fund's Board of Directors has approved an interim Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. ("DIMA"), the Fund's investment advisor, and its affiliate, Deutsche Asset Management International GmbH ("DeAMi"), effective May 4, 2009. The interim agreement will remain effective for up to 150 days.

The following information supplements the "Who Manages and Oversees the Fund" section of the prospectuses:

The Subadvisor

The subadvisor for the fund is Deutsche Asset Management International GmbH ("DeAMi"), Mainzer Landstrasse 178-190, Frankfurt am Main, Germany. DeAMi renders investment advisory and management services to the fund. DeAMi is an investment advisor registered with the Securities and Exchange Commission, whose assets under management are currently comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMi out of the management fee it receives from the fund.


               Please Retain This Supplement for Future Reference



May 14, 2009                                              [DWS INVESTMENTS LOGO]
DSSF2-3603                                                   Deutsche Bank Group

Supplement to the currently effective Statement of Additional Information for the listed Fund:

DWS Gold & Precious Metals Fund
--------------------------------------------------------------------------------

The following information supplements the disclosure in the "Management of the Funds" section of the Fund's Statement of Additional Information:

The Board of Directors for the Fund has approved an interim Investment Sub-Advisory Agreement (the "Interim Sub-Advisory Agreement") between Deutsche Investment Management Americas Inc. ("DIMA") and its affiliate, Deutsche Asset Management International GmbH ("DeAMi") effective May 4, 2009. The Interim Sub-Advisory Agreement will remain effective for up to 150 days.

Subadvisor to DWS Gold & Precious Metals Fund

DeAMi, an investment advisor registered with the US Securities and Exchange Commission, is the subadvisor to the Fund. DeAMi, Mainzer Landstrasse 178-190, 60325 Frankfurt am Main, Germany, will render investment advisory and management services to the Fund pursuant to the terms of the interim Sub-Advisory Agreement between DeAMi and DIMA. DeAMi is an affiliate of DIMA and a subsidiary of Deutsche Bank AG. Under the terms of the Interim Sub-Advisory Agreement, DeAMi manages the investment and reinvestment of the Fund's portfolio and provides such investment advice, research and assistance as DIMA may, from time to time, reasonably request. The Interim Sub-Advisory Agreement will remain effective for up to 150 days.

DIMA will pay a fee to DeAMi for serving as subadvisor to the Fund at the rate of 50% of the investment management fee received by the Advisor under its Investment Management Agreement with the Fund, less any fees waived and/or reimbursed by the Advisor or its affiliates and any revenue sharing payments made by the Advisor or any of its affiliates to unaffiliated third parties. The fee will be computed daily and will be paid to the Sub-Advisor monthly.

The Interim Sub-Advisory Agreement provides that DeAMi will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Interim Sub-Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMi in the performance of its duties or from reckless disregard by DeAMi of its obligations and duties under the Interim Sub-Advisory Agreement.



               Please Retain this Supplement for Future Reference


May 14, 2009